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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 1, 1995 which is incorporated by reference in Gartner Group Inc.'s Annual Report on Form 10-K for the year ended September 30, 1996. We also consent to the incorporation by reference in our report on the Financial Statement schedule, which appears in such Annual Report on Form 10-K.





Price Waterhouse LLP


Stamford, CT
September 3, 1997